UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2017

TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210		19312
Berwyn, Pennsylvania		(Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders (the “Annual Meeting”) of Triumph Group, Inc. (the “Company”) was held on July 20, 2017. The total number of shares represented at the Annual Meeting in person or by proxy was 44,851,672 of the 49,611,456 shares of common stock outstanding and entitled to vote at the Annual Meeting.
The following matters were voted on at the Annual Meeting:
1.     Election of Directors. The following nominees were elected as directors of the Company for a term ending at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified. The stockholder votes were as follows:

	Number of Votes
Candidate	For	Against	Abstain	Broker Non‑Votes
Paul Bourgon	37,927,315	1,148,858	56,059	5,719,440
Daniel J. Crowley	37,932,680	952,074	247,478	5,719,440
John G. Drosdick	37,955,105	1,120,391	56,736	5,719,440
Ralph E. Eberhart	37,403,048	1,673,126	56,058	5,719,440
Dawne S. Hickton	38,075,965	1,000,219	56,048	5,719,440
William L. Mansfield	37,734,644	1,340,804	56,784	5,719,440
Adam J. Palmer	36,805,140	2,270,754	56,338	5,719,440
Joseph M. Silvestri	37,832,666	1,257,036	42,530	5,719,440

2.    Say on Pay. The stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers for fiscal year 2017. The stockholder votes were as follows:

For	Against	Abstain	Broker Non‑Votes
35,333,192	3,527,642	271,398	5,719,440

3.    Frequency of Say on Pay. The stockholders approved, by advisory vote, annual frequency of future advisory votes on executive compensation. The stockholder votes were as follows:

One Year	Two Years	Three Years	Abstain
32,769,292	39,147	6,256,782	67,011

Following the Annual Meeting, and based upon the majority of the votes cast approving, on an advisory basis, an annual frequency of future advisory votes on executive compensation, the Board of Directors adopted and approved the recommendation of the stockholders and will submit annual advisory votes on executive compensation to the stockholders beginning with the 2018 annual meeting of stockholders.
4.    Approval of the Triumph Group, Inc. 2016 Directors’ Equity Compensation Plan. The stockholders approved the 2016 Directors’ Equity Compensation Plan. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
34,455,516	4,386,985	289,731	5,719,440

5.    Ratification of Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018. The stockholder votes were as follows:

For	Against	Abstain
44,302,349	440,142	109,181

Item 9.01    Financial Statements and Exhibits.
Exhibit No.     Description

10.1	Triumph Group, Inc. 2016 Directors’ Equity Compensation Plan (incorporated by reference to Exhibit 10.33 to the Company’s Form 10-K/A filed on May 26, 2017).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 20, 2017                    TRIUMPH GROUP, INC.

By:    /s/ John B. Wright, II
John B. Wright, II
Vice President, General
Counsel and Secretary